McMoRan Exploration Co.

4th Quarter 2009 Conference Call

James R. Moffett *Richard C. Adkerson*

Co-Chairmen of the Board

MMR LISTED NYSE

January 19, 2010

Going Deep

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs and anticipated and potential production and flow rates. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and does not intend to update these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2008 Annual Report on Form 10-K on file with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

The SEC permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2008.

This presentation also contains financial measures (EBITDAX and PV of Proved Reserves) commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of EBITDAX to amounts reported in McMoRan's consolidated financial statements are in the supplemental schedules of this presentation.

MCMORAN EXPLORATION CO.

2009 Highlights

- **Ultra-Deep Exploration**
  - Major Discovery at Davy Jones Ultra-Deep Prospect in January 2010
  - New Exploration Frontier/Industry Leading Position
- **Deep Gas Exploration – Positive Drilling Results at Blueberry Hill**
- **Flatrock – Successfully Ramped Up Field (6 Productive Wells)**
- **Managed Spending in Response to Market Conditions**
- **Recorded $25 MM in Gains for Insurance Proceeds Related to 2008 Hurricanes; Continue to Pursue Additional Reimbursements**
- **Enhanced Financial/Liquidity Position in June Equity Offerings**

Davy Jones – Major Ultra-Deep Discovery

These important geologic results combined with the data available from other wells are redefining the subsurface geologic landscape below 20,000 feet on the Shelf of the Gulf of Mexico.

- **Wireline Logs Indicated 135' Net Pay in Four Zones in the Wilcox Section of the Eocene/Paleocene**
- **All of the Zones Were Full to Base with Two of the Zones Containing a Combined 90' Net**
- **Sands Logged Below 27,300' Appear to be of Exceptional Quality**
- **Flow Testing will be Required to Confirm the Ultimate Hydrocarbon Flow Rates from the Four Separate Zones**
- **Deepening Well to a Proposed Total Depth of 29,000' to Test Additional Objectives**



Davy Jones Ultra-Deep Discovery



Located in 20 Feet of Water

- MMR Paying 25.7% for 32.7% WI
- MMR NRI: 25.9%
- Re-entered Previously Abandoned Well Bore
- Spud Date: June 28, 2009
- Drilling to 28,603'; Preparing to Log New Section
- PTD: 29,000'
- Targeting Eocene/Paleocene (Wilcox), and Possibly Cretaceous (Tuscaloosa) Sands Below Listric Fault


220
221
222
223
Davy Jones
SOUTH MARSH ISLAND N. ADDN
J'
232
231
230
229
McMoRan Davy Jones Discovery Drilling
233
234
235
236
McMoRan Appraisal Location
J
246
246
246
246
1 Mile
1/10

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks

Financial Summary

Financial Results ($ in millions)	4Q09	12 Mos.
Revenues	$132	$435
Net Loss Applicable to Common Stock (1)	(10)	(225)
EBITDAX (2)	83	267
Operating Cash Flows	46	131
Capital Expenditures	25	138
Cash	-	241

Notable Items Included in Results: ($ in millions)		
Non-productive Exploration Well Charges/(Credits)	$ -	$62
Impairment Charges (3)	11	75
Gain on Oil and Gas Derivative Contracts	(1)	(17)
Insurance Gains (4)	(6)	(25)

(1) After preferred dividends.
(2) See reconciliation of EBITDAX to net income (loss) applicable to common stock on slide 34.
(3) Reduction of certain fields' net carrying value to fair value.
(4) Partial payment for insured losses related to the September 2008 hurricanes in the Gulf of Mexico.

2009 Production Summary

Production by Quarter

(MMcfe/d)


198
187
215
209
1Q09
2Q09
3Q09
4Q09

McMoRan Exploration Co.

4Q09 Average Production Rates For Top Fields (MMcfe/d)



West Cameron 96
Gross: 10; Net: 3
LA State Lease 18090 "Long Point"
Gross: 29; Net: 8
"Laphroaig"
Gross: 21; Net: 6
West Delta 27
Gross: 7; Net: 4
South Pelto 9
Gross: 18; Net: 6
South Marsh Island 212 "Flatrock" Field (1)
Gross: 272; Net: 50
Eugene Island 251
Gross: 18; Net: 8
Main Pass 299
Gross: 9; Net: 7
Vermilion 215
Gross: 8; Net: 6
Eugene Island 143
Gross: 7; Net: 3
Eugene Island 182
Gross: 14; Net: 8
South Timbalier 193
Gross: 16; Net: 7
South Marsh Island 141
Gross: 6; Net: 4
South Timbalier 299
Gross: 11; Net: 7
High Island 474
Gross: 6; Net: 3
South Marsh Island 146
Gross: 8; Net: 7
Eugene Island 346
Gross: 20; Net: 8
Eugene Island 318
Gross: 9; Net: 5
STATE
FEDERAL
100'

4Q09 Sales

Natural Gas (Bcf)	13.1
Oil (mm bbls)	0.73
Plant Products (Bcfe)	1.8

(1) Remedial activities at Flatrock No. 4 were completed in 4Q09 and production recommenced in December 2009.

Flatrock Major Discovery



~115 Bcfe of Gross Production To Date

Flatrock Ryder Scott
Proved Reserves at 12/31/09



Producing 30%
Undeveloped 10%
Non-producing 60%

258 Bcfe Gross
48 Bcfe Net

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest on #1 - #5; Net Revenue Interest for #6 well is 17.7%.



211
212
213
FLATROCK
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
ROB L
#229
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
#232
#231
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Online July 6, 2009
#228
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
OPERC
#230
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
217
216
#233
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Online June 2, 2009
#227
GYRO
#225
#226
Hurricane Deep #226
2007 DISCOVERY
HURRICANE
#223
HURRICANE DEEP
#223, #227 - Rob L Producing
#225 - Reviewing S/T Options
#226 ST1
Hurricane Deep
Drilling
221
222
23



Discovery
Productive
Drilling
Proposed

Located on OCS 310 at
South Marsh Island Block 212/217
in 10 Feet of Water

6 Successful Wells Drilled to Date

Flatrock Production History

- *Production Currently Approximates Gross Rate of Over 300 Mmcfe/d, over 55 Mmcfe/d Net to MMR*
- *~115 Bcfe of Gross Production To Date*
- *#5 and #6 Wells Commenced Production Mid-year*


Gross Production by Quarter
(MMcfe/d)
41
8 net
52
10 net
122
23 net
164
31 net
220
41 net
201
38 net
280
52 net
272
50 net
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09 (1)
3Q09
4Q09 (2)

(1) In 2Q09, production was temporarily shut in as the operator completed a planned facility expansion at the Tiger Shoal production facility.
(2) #4 well offline for remedial activities, which were completed in 4Q09. The well recommenced production in December 2009.

Proved Reserves as of 12/31/09*

By Category


PUD
21%
PDP
28%
PDSI 4%
PDNP
47%

272 Bcfe

By Commodity


Oil
34%
Gas
66%

272 Bcfe

* *Year-end 2009 reserves exclude reserves from the Davy Jones ultra-deep discovery, which was logged in January 2010. McMoRan is working with independent reservoir engineers to assess the reserves for Davy Jones and the timing for reporting such reserves. McMoRan expects Davy Jones to add significantly to its reserves.*

Reserve Data as of 12/31/09

Excludes Davy Jones Discovery

	Bcfe
Ryder Scott Proved Reserves at 12/31/08	344.8
2009 Production	(73.8)
Additions	5.2
Net Revisions	(4.3)
Ryder Scott Proved Reserves at 12/31/09	271.9
PV of Proved Reserves @ 10%[(1)] [(2)]	$350 Million
PV of Proved Reserves @ 10% Using NYMEX Forward Pricing @ 12/31/09[(2)] [(3)]	$1.2 Billion

(1) Independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves, were determined using a ten percent discount rate, average first-of-the-month prices for the previous 12 months of $61.18 per bbl of oil and $3.87 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission. Excludes the impact of expected future insurance reimbursements for 2008 hurricane losses.

(2) PV of Proved Reserves is a non-GAAP financial measure. A reconciliation of PV of Proved Reserves to the standardized measure of discounted future net cash flows as defined by GAAP will be included in McMoRan's 2009 Annual Report on Form 10-K.

(3) Based on average realized prices of $87.84 per bbl of oil and $7.08 per Mcf of natural gas, but otherwise using assumptions required by the Securities and Exchange Commission.

Exploration Activities

Deep Gas Prospects

- **Blueberry Hill – LA State Lease 340**
- **Hurricane Deep Sidetrack – South Marsh Island Block 217**





Rowan Mississippi – On location at Davy Jones

Ultra-Deep Prospects

- **Davy Jones – South Marsh Island Block 230 (Deepening in Progress)**

Prospective Wells Include:

- Blackbeard East
- Lafitte
- Davy Jones Appraisal Well
- Blackbeard West – Deepening/Offset Well
- John Paul Jones

- **Generating Other Potential Ultra-Deep Opportunities**

McMoRan Exploration Co.

Deep Gas vs. Ultra-Deep Gas

Deep Gas Shelf Play

- Shallow Waters of GOM/Onshore South Louisiana
- Targets Sections Above the Salt Weld
- Multi-100 Bcfe-1 Tcfe Reserve Potential
- Well Depths Range From 15,000' to 25,000'
- Below Previous Production (i.e. Deeper Pool Concept)
- Near Existing Infrastructure Which Allows Rapid Development

Ultra-Deep Shelf Play

- Offshore ± 100' Waters of GOM
- Targets Sections Below the Salt Weld
- +1 Tcfe of Reserve Potential
- Well Depths Range From 25,000' to 35,000'
- Deeply Buried Structures with Analogs to Deepwater Discoveries
- Near Existing Infrastructure; ~ 18-Mo. Lead Time for Production Casing, Trees & Safety Valves May be Required Due to Increased Pressures/Temperatures

Both Plays Are Under-Explored

Early Results Confirm Presence of Hydrocarbons at Depth in GOM

MCMORAN EXPLORATION CO.

Blueberry Hill Offset Appraisal Well
Deep Gas Prospect



Located in 10 feet of water


214
SOUTH MARSH ISLAND N. ADDN
EUGENE ISLAND
8
BLUEBERRY HILL
225
K
BP
Original Well Drilled 2005
9
ST #1
K'
ST #2 T&A
McMoRan #9 Blueberry Hill Drilling
227
226
1 Mile
25
1/10

LA State Lease 340

- **MMR WI: 42.9%**
- **MMR NRI: 29.7%**
- **Start Date: November 8, 2009**
- **Drilling Below 17,000'**
- **PTD: 21,850'**
- **Gross Unrisked Potential: 500 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Blueberry Hill Cross Section

- **Identified Three Hydrocarbon Bearing Sands to Date in ST#1/By-Pass/ST#2**
  - Common Sand Seen in All 3 Wells; Resulted in 285' Vertical Column Over 1,000' Area
  - ST#2 Encountered 45 Net Feet of Pay
- **Offset Appraisal Well**
  - 2,000' SE of ST #2
  - Expected to be High to All Penetrations of Previous 3 Wells
  - Exploration Tail will Test Deeper Potential
- **Recent Well Results are Being Mapped/ Incorporated Into Future Plan – Additional Wells are Expected**


K
K'
BLUEBERRY HILL CROSS SECTION
2009
Wells
OPERC
Violet Flt.
OPERC
GYRO
GYRO
Big Green Flt.
Hydrocarbon
Bearing Zone
Potential
Gas Target

Hurricane Deep Sidetrack
Deep Gas Exploration Prospect



Located in 10 feet of water

- MMR WI: 25.0%
- MMR NRI: 17.7%
- Start Date: November 17, 2009
- Current Depth: 16,100'
- PTD: 21,750'
- Located on Southern Flank of Flatrock Structure
- Gross Unrisked Potential: 350 Bcfe


211
212
213
B
FLATROCK FIELD
6 PRODUCTIVE WELLS
ROB L
#229
#232
#231
#228
OPERC
#230
#233
Discovery
Productive
Drilling
Proposed
218
217
216
HURRICANE DEEP
GYRO
#226 ST1
Hurricane Deep
Drilling
221
222
223
1 Mile
B'
1/10

South Marsh Island Block 217

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep Cross Section


B
NW
Flatrock
Hurricane Deep
JB Mountain
B'
SE
MMR #229
CVX #232
MMR #231
MMR #228
CVX #230
CVX #233
MMR #226
CVX #226ST
El Paso #220
MMR #218ST
MMR #219
Lighthouse Point
Shallow Production
0.5 TCFE
Tiger Shoal Field
Shallow Production
3.4 TCFG
0
5000
10000
15000
20000
25000
ROB-L
ROB-L
OPERC
OPERC
GYRO
GYRO
Salt
"Big Blue" Fault
Hydrocarbon Bearing Zone
Potential Gas Target
5 Miles

Objectives of Sidetrack Well

- **Targeting Significant *Gyro* Sand Encountered in Hurricane Deep Well in 2007**
  - 900' Gross Sand
  - Top 40' Hydrocarbon Bearing
- **McMoRan Believes Up Dip Well has Potential to Contain a Thicker Hydrocarbon Column**
- **Also Targeting Deeper *Gyro* Sands**

Basis for Ultra-Deep Concept

- Recent Industry Discoveries Have Established that Miocene and Eocene/Paleocene (Wilcox) Sands are Productive in the Deepwater
- In Order to Reach the Deepwater, Sands had to Travel Across the Shelf of the Gulf of Mexico during Deposition
- Results from Blackbeard West Well in 2008 Confirmed That Miocene Aged Sands are Present Below 30,000' on the Shelf
- Results from Davy Jones Well in 2010 Confirmed That Wilcox Aged Sands are Present Below 27,000' on the Shelf
- McMoRan Has Identified ~15 Prospects on Large Structures on Shelf with Ties to the Deepwater

Conceptual Model - Ultra-Deep Play

McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier


N
Regional Conceptual Model - Ultra-Deep Play
ONSHORE to SHELF to DEEPWATER
S
False River
JP Jones
Flatrock
Davy Jones
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
UPPER MIOCENE
MIDDLE MIOCENE
PLIO-PLEISTOCENE
UPPER MIOCENE
SALT
PLIO-PLEISTOCENE
OLIGOCENE
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
MIDDLE MIOCENE
LOWER MIOCENE
OLIGOCENE
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE/PALEOCENE
(Wilcox)
35,000'
MESOZOIC
EOCENE / PALEOCENE (Wilcox)
MESOZOIC

Data received to date from Davy Jones/Blackbeard West confirm McMoRan's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

2010 Outlook Summary

- 2010 Production Estimate
  - Annual Average 180 MMcfe/d
  - 1Q10e – 200 MMcfe/d

- 2010 Capital Expenditures Estimate – $240 MM
  - $170 MM in Exploration
  - $70 MM in Development
  - Spending to Continue to be Driven by Opportunities and Managed Within Cash and Cash Flows, Including Potential Participation by New Partners in Projects

- Reclamation Cost Estimate:
  - ~$100 MM in P&A Expenditures
  - $15 MM P&A Escrow
  - Continue to Pursue Reimbursement Under Insurance Programs for Hurricane Related Claims

e = estimate.

Cash Flow Sensitivities

2010e EBITDAX [(1)]

($ in millions)

EBITDAX Estimate Sensitivities

	Impact to 2010
+/- $1/MMbtu Gas Price	$50
+/- $5/bbl Oil Price	$10
+/- 10% Production Volume	$50


$275
$335
$395
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2010 production estimate from existing fields and NYMEX forward curve pricing as of January 14, 2010 ($5.85/MMbtu and $82/bbl for 2010). Estimates include the projected impact of derivative contracts currently in place.

e = estimate.

Financial Policy

- Maintain Strong Balance Sheet to Enable Future Growth
- Capital Spending to be Driven by Opportunities and Managed Within Cash and Cash Flows
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering

McMoRan Exploration Co.

Geologic Discussion of Prospective Area

MMR LISTED NYSE

www.mcmoran.com

Going Deep

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Generated ~15 Prospects on Large Structures on Shelf with Ties to the Deepwater.



MMR Ultra-Deep Focus Areas
Industry Data Points in Deepwater
Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
Davy Jones Complex
Blackbeard Complex
Flatrock
Blueberry Hill
Davy Jones
Lafitte
Blackbeard East
Blackbeard West
Lafitte Complex
MP 253
Shiloh
Vicksberg
Thunderhorse
Tabular Bells
Mars/Ursa
Europa
Champlain
Hickory
Conger
Baldpate
Llano
Deepwater Lower Miocene Trend
Knotty Head
K2 North
Frinsian
Tahiti
Caesar
K2
Mad Dog
Puma
Heidelberg
Deepwater Eocene/Paleocene (Wilcox)
Tiber
Kaskida
Shenandoah
Big Foot
Cascade
Chinook
Stones
St. Malo
Jack
Baha
Great White
Trident
Buckskin
Hadrian
100'
650'
STATE
FEDERAL
1/10
MMR Ultra-Deep Focus Areas

*Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 5+ Tcfe Net**

** Assumes McMoRan has rights to 20% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis*

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan EXPLORATION CO.

Davy Jones Ultra-Deep Discovery Cross Section

An appraisal well 2½ miles southwest of the Davy Jones discovery well would allow McMoRan to test similar sections ~1,000' shallower than in the Davy Jones discovery well.

Positive results would support existence of continuity of reservoir sands.

Well will also evaluate deeper potential.



Generalized Cross Section
Davy Jones Discovery
SW
J
Appraisal Well
Davy Jones
NE
J'
-10,000'
-20,000'
-25,000'
-30,000'
Elizabeth Well
Original TD -19,958' (Top Salt)
Salt Weld
Oligocene
Eocene / Paleocene
(Wilcox)
Current TD
-28,263'
Upper Cretaceous
(Tuscaloosa)
Mesozoic
0
2.5 Miles

John Paul Jones (aka Davy Jones North) Proximity to Davy Jones




John Paul Jones
SOUTH MARSH ISLAND N. ADDN
Davy Jones
McMoRan Davy Jones Discovery Drilling
McMoRan Appraisal Location

LA State Lease 340

John Paul Jones

Located in <10 Feet of Water

~ 10 miles NE of Davy Jones

Targeting similar sections seen in Davy Jones including Eocene/Paleocene (Wilcox) and possibly Cretaceous (Tuscaloosa)

MCMORAN EXPLORATION CO.

OCS 310/LA State Lease 340 Area


FLATROCK/HURRICANE
1.5 TCF
JOHN PAUL
JONES
> 1 TCF
3 MILE LINE
BLUEBERRY HILL
0.5 TCF
J.B. MOUNTAIN
0.5 TCF
DAVY JONES
> 2 TCF
DISCOVERY
J.B. MOUNTAIN DEEP
0.5 TCF
OCS 310
La. St. Lse.
340
VERMILION
SOUTH MARSH
ISLAND
N. ADDN
1 Mile
MMR #2 BP1
(Ammazzo)
Productive
Discovery
Drilling
Proposed
Temporarily Abandoned
Proven Deep Areas
Probable
Potential
Historical Shallow Production
1/10

LA Onshore/Offshore Fields Greater Than .5 TCFE


ERATH 1.48 TCFE
AVERY ISLAND .56 TCFE
JEANERETTE .73 TCFE
W. WHITE LK. .58 TCFE
LIVE OAK .74 TCFE
TIGRE LAGOON .52 TCFE
WEEKS ISLAND 2.11 TCFE
DUCK LAKE 1.44 TCFE
GARDEN CITY 2.06 TCFE
COTE BLANCHE ISL. .81 TCFE
N. FRESHWATER BAYOU .73 TCFE
LAC BLANC .91 TCFE
W. COTE BLANCHE BAY 1.26 TCFE
BAYOU SALE 2.97 TCFE
PATTERSON 1.26 TCFE
PECAN IS. 1.96 TCFE
FRESHWATER BAYOU .76 TCFE
BELLE ISLE 1.25 TCFE
LAKE SAND 1.11 TCFE
VR-39 2.72 TCFE
FLATROCK FIELD
John Paul Jones
MOUND POINT 2.56 TCFE
VR-14 3.36 TCFE
TIGER SHOAL 3.34 TCFE
RABBIT IS. 1.57 TCFE
EAST CAMERON
VERMILION
HURRICANE DEEP
EUGENE ISLAND
EC 71 .65 TCFE
VR 76 1.23 TCFE
Davy Jones Discovery
SOUTH MARSH ISLAND
EI-18 .60TCFE
EI-32 1.07 TCFE

MCMORAN EXPLORATION CO.

Blackbeard West Proximity to Blackbeard East



Blackbeard East - ST 144
Blackbeard West - ST 167/168
A
A'
McMoRan Blackbeard West #1BP2 TA
McMoRan Blackbeard W. Prop
McMoRan Blackbeard E. Prop
SOUTH TIMBALIER
164
112
111
110
109
108
187
141
142
143
144
145
188
168
167
166
165
164
211
169
170
171
172
173

Located in 70 Feet of Water

Blackbeard West

- Drilled to 32,997' in 3Q08
- Logged 4 Potential Hydrocarbon Bearing Zones Below 30,000' – Further Evaluation Needed
- Well Has Been Temporarily Abandoned
- MMS Granted Geologic SOO to Provide Time for Seismic Reprocessing to Determine Next Steps
- Incorporating Geologic Data From This Well to Generate Additional Ultra-Deep Prospects
- McMoRan Operates and Owns 32.3% WI

Blackbeard East

- 10 Miles East of Blackbeard West
- Targets Should be Present at a Shallower Depth than Blackbeard West Including Additional Miocene Section not seen in Blackbeard West
- Arial Closure is Comparable
- Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard West

MCMORAN EXPLORATION CO.

Cross Section of Blackbeard West and East



Generalized Cross Section
Blackbeard Complex
A
A'
Blackbeard West
Blackbeard East
10 Miles
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Middle Miocene
Lower Miocene
Current TD
-32,997'
Oligocene
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Upper Cretaceous
Mesozoic

McMoRan Exploration Co.

Reference Slides

MMR LISTED NYSE

www.mcmoran.com

Going Deep

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 12/31/09: $8.7 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 12/31/09: $1.2 MM Loss

(1) 2010 swaps cover periods January-June and November-December
(2) Covering periods July-October for 2010

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America ("GAAP"). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. "EBITDAX" is derived from net income (loss) from continuing operations before other (income) expense (net), interest expense (net), income tax (benefit) expense, Main Pass Energy Hub™ costs, exploration expenses, depletion, depreciation and amortization, stock-based compensation charged to general and administrative expense, change in fair value of oil & gas derivative contracts, hurricane-related charges (credits) and insurance recoveries. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), our computation of this non-GAAP financial measure may be different from similar presentations of other companies including other oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net income (loss) to EBITDAX for the fourth quarter and year ended 2009 is set forth below:

	4Q09	Full Year
	($ in millions)	
Net loss applicable to common stock, as reported	$ (10)	$ (225)
Preferred dividends and inducement payments for early conversion of preferred stock	4	14
Loss from discontinued operations	1	6
Income from continuing operations, as reported	(5)	(205)
Other income, net	-	(4)
Interest expense, net	11	43
Income tax (benefit) expense	(2)	(2)
Main Pass Energy Hub™ costs	-	2
Exploration expenses	8	94
Depreciation, depletion and amortization	71	314
Hurricane-related charges (credits) included in production and delivery costs	-	14
Stock-based compensation charge to general and administrative expenses	1	7
Insurance recoveries	(6)	(25)
Change in fair value of oil & gas derivative contracts	5	29
EBITDAX	$ 83	$ 267